EXHIBIT 99.1

March 28, 2022

NOTICE TO HOLDERS OF PPLUS Class A Callable Trust Certificates and PPLUS Class B Callable Trust Certificates Series RRD-1

(THE “CERTIFICATES”), ISSUED UNDER THE SERIES SUPPLEMENT BETWEEN MERRILL LYNCH DEPOSITOR, INC. AS DEPOSITOR AND THE BANK OF NEW YORK MELLON AS TRUSTEE AND SECURITIES INTERMEDIARY DATED MARCH 2, 2006

CUSIP[1]:

73941X585

73941X593

THIS NOTICE CONTAINS IMPORTANT INFORMATION THAT IS OF INTEREST TO THE BENEFICIAL OWNERS OF THE SUBJECT SECURITIES. IF APPLICABLE, ALL DEPOSITORIES, CUSTODIANS AND OTHER INTERMEDIARIES RECEIVING THIS NOTICE ARE REQUESTED TO EXPEDITE RETRANSMITTAL TO SUCH BENEFICIAL OWNERS IN A TIMELY MANNER.

The Bank of New York Mellon is the Trustee under the Trust Agreement (the “Trust Agreement”) which incorporates the Standard Terms for Trust Agreements between Merrill Lynch Depositor, Inc. as Depositor and The Bank of New York Mellon (formerly known as “The Bank of New York”) as Trustee and Securities Intermediary dated as of November 5, 2004 (the “Standard Terms”) and the Series Supplement dated as of March 2, 2006 (the “Series Supplement”). Pursuant to the Trust Agreement, the Trust holds RR Donnelly & Sons Company 2029 Debentures (CUSIP No. 257867AG6) (“Underlying Securities”) in the principal amount of $34,492,000. Capitalized terms used but not defined herein shall have the same meaning or meanings ascribed to them in the Trust Agreement.

The purpose of this Notice is to notify you that a Form 15 “A Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934” has been filed for R.R. Donnelly & Sons Company, the Underlying Securities Issuer in connection with the PPLUS Trust Series RRD-1, on March 15, 2022. This is the last periodic report on file with the Securities and Exchange Commission for R.R. Donnelly & Sons Company.

1 Note: CUSIP numbers appearing herein have been included solely for convenience of reference. The Bank of New York Mellon assumes no responsibility for the selection or use of such number and makes no representation as to the correctness of the CUSIP numbers listed herein.

Pursuant to Section 3.04(c) of the Standard Terms and the “Distribution Election” under the Series Supplement, if the Underlying Securities Issuer of any Concentrated Underlying Securities ceases to be a reporting company under the Exchange Act, then the Trustee, upon receiving notice of such event shall, in accordance with paragraph (c) of the definition of the Distribution Election, distribute the Underlying Securities and a pro rata portion of the Related Assets, in accordance with the Allocation Ratio between the Class A Certificates and Class B Certificates, to each Holder’s last address as it appears in the Certificate Register within three Business Days from receiving this notice. The 10 day period in paragraph (d) of the definition of Distribution Election is not applicable because the Call Warrant has terminated.

Distribution of the Underlying Securities will be made upon presentation of the Certificates for cancellation beginning March 29, 2022 through the DTC’s DWAC System. The Bank of New York Mellon’s DTC participant number is 901. The Trust will terminate following the distribution of all Underlying Securities.

For the Class A Callable Trust Certificates (“Class A Certificates”), the Trustee will distribute a face amount of $33,827,279.37 in Underlying Securities to the 1,379,000 in $25 Class A Certificates which is $24.53 per certificate.

For the Class B Callable Trust Certificates (“Class B Certificates”), the Trustee will distribute a face amount of $647,720.63 in Underlying Securities to the 1,379,000 in $25 Class B Certificates which is $0.47 per certificate.

Beneficial owners of the Certificates will receive distributions through the facilities of The Depository Trust Company (“DTC”) and the intermediaries through which they hold their Certificates. Beneficial owners of Certificates should inquire with the intermediary holding their Certificates with respect to the distribution set forth herein.

DTC Participants must accept the distribution of underlying securities through the DTC’s DWAC System. Please provide DTC participant number for distribution.

The foregoing is not intended and should not be construed as investment, accounting, financial, legal or tax advice by or on behalf of the Trustee, or its directors, officers, agents, attorneys or employees. Each person receiving this notice is urged to carefully review it and should seek the advice of its own advisors in respect of the matters set forth herein.

If any Holders have questions about this Notice, they may contact Nickolas Scarano, Vice President, The Bank of New York Mellon, at nickolas.scarano@bnymellon.com.

THE BANK OF NEW YORK MELLON, as Trustee

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